Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-3 No. 333-270760) of Assembly Biosciences, Inc.,
(2)
Registration Statement (Form S-8 No. 333-173613) pertaining to the Ventrus Biosciences, Inc. 2007 Stock Incentive Plan and the Ventrus Biosciences, Inc. 2010 Equity Incentive Plan,
(3)
Registration Statement (Form S-8 No. 333-182167) pertaining to the Ventrus Biosciences, Inc. 2010 Equity Incentive Plan,
(4)
Registration Statement (Form S-8 No. 333-198803) pertaining to the Assembly Biosciences, Inc. 2014 Stock Incentive Plan,
(5)
Registration Statement (Form S-8 No. 333-213019) pertaining to the Assembly Biosciences, Inc. Amended and Restated 2014 Stock Incentive Plan,
(6)
Registration Statement (Form S-8 No. 333-216902) pertaining to certain Non-Qualified Stock Option Agreements dated May 16, 2014,
(7)
Registration Statement (Form S-8 No. 333-219919) pertaining to the Assembly Biosciences, Inc. 2017 Inducement Award Plan,
(8)
Registration Statement (Form S-8 No. 333-226703) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan and the Assembly Biosciences, Inc. 2018 Employee Stock Purchase Plan,
(9)
Registration Statement (Form S-8 No. 333-233030) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan,
(10)
Registration Statement (Form S-8 No. 333-234580) pertaining to the Assembly Biosciences, Inc. 2019 Inducement Award Plan and the Assembly Biosciences, Inc. Amended and Restated 2014 Stock Incentive Plan,
(11)
Registration Statement (Form S-8 No. 333-248476) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan and the Assembly Biosciences, Inc. 2020 Inducement Award Plan,
(12)
Registration Statement (Form S-8 No. 333-258516) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan and the Assembly Biosciences, Inc. Amended and Restated 2018 Employee Stock Purchase Plan,
(13)
Registration Statement (Form S-8 No. 333-266711) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan,
(14)
Registration Statement (Form S-8 No. 333-273836) pertaining to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan and the Assembly Biosciences, Inc. Amended and Restated 2014 Stock Incentive Plan

of our report dated March 28, 2024, with respect to the consolidated financial statements of Assembly Biosciences, Inc. included in this Annual Report (Form 10-K) of Assembly Biosciences, Inc. for the year ended December 31, 2024.

/s/ Ernst & Young LLP

San Jose, California
March 28, 2024